EXHIBIT 99.1

STANDARD PARKING CORPORATION

Audit Committee Charter

Adopted by the Board the 1ST day of December, 2010.

Organization

The Board of Directors (the "Board") of Standard Parking Corporation (the "Company") shall appoint annually an audit committee (the "Committee") composed of not less than three non-employee, independent members of the Board, i.e., those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and each of whom is otherwise “independent” under the rules of the The NASDAQ Stock Market, Inc. (“NASDAQ”), a “non-employee” director within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. In addition, a member of the Committee may not (i) accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board; (ii) be an affiliate of the Company or own or control 10% or more of the Company’s voting securities, or such lower measurement as may be established by the Securities and Exchange Commission (“SEC”); and (iii) participate in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years.

The Board, by resolution of a majority of the non-employee directors, shall appoint (and may remove) the members of the Committee. All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, and the Committee shall determine that at least one member is an “audit committee financial expert,” as defined by Item 407(d)(5) of SEC Regulation S-K, as it may be modified or supplemented.

The Board, by resolution of a majority of the non-employee directors, shall designate one member of the Committee to act as the Chairperson of the Committee.  The Committee member so designated shall (i) chair all the meetings of the Committee; and (ii) perform such other activities as from time to time are requested by the other directors or as circumstances indicate.

The Committee shall serve at the discretion of the Board, and the Board shall have the power at any time to change the membership of the Committee and to fill vacancies on the

Committee, subject to the independence, experience and financial expertise requirements referred to above.

The Committee will ordinarily meet at least quarterly each year, generally in advance of the release of quarterly financial statements, and at any additional time as either the Board or the members of the Committee deem necessary.  In addition, the Committee will meet on a periodic basis with management, the director of the internal auditing department and the independent public accountant to discuss any matters that the Committee or any of these persons or firms believes should be discussed. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent public accountant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Chairperson has the power to call a Committee meeting whenever he or she determines there is a need. Meetings will follow an agenda and approved minutes of the meeting will be maintained and distributed to each director of the Company after each meeting. The Committee will require that the independent accountants be available to meet with the full Board at least annually. The operation of the Committee shall be subject to the by-laws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law.

The Committee shall meet in separate executive sessions following each Committee meeting.  During at least some portion of each executive session, no non-Committee member or member of the Corporation’s management shall be present.

Purpose

The primary function of the Committee is to assist and guide the Board in fulfilling its oversight responsibilities to the Company’s stockholders with respect to (i) the Company’s corporate accounting and financial reporting practices; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent public accountant’s qualifications and independence; (iv) the performance of the Company’s internal audit function and independent public accountant; (v) the quality and integrity of the Company’s financial statements and reports, (vi) reviewing and approving all audit engagement fees and terms, as well as all non-audit engagements with the independent public accountant; (vii) approving the report that management produces which the rules of the SEC require be included in the Company’s annual proxy statement; and (viii) oversight of the Company’s Code of Business Conduct and Ethics as applied to the Company’s directors and executive officers. The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Committee and the independent public accountant, the Company’s financial management and internal auditors.

Oversight of the Independent Public Accountant

The function of the Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations and the internal audit department is responsible for testing and reporting on internal controls and procedures. The independent public accountant is responsible for planning and carrying out a proper audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

The independent public accountant for the Company is accountable to the Board and the Committee, as representatives of the stockholders. The Committee is directly responsible for the appointment, fees, retention and oversight of the work of the independent public accountant (including resolving disagreements between management and the auditors regarding financial reporting). The Committee has the authority and responsibility to appoint, retain and terminate the Company’s independent public accountant. The Company’s independent public accountant shall report directly to the Committee.

The independent public accountant shall submit to the Committee annually a formal written statement (the “Auditors’ Statement”) describing (a) the auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (c) (to assess the auditors’ independence) all relationships between the independent public accountant and the Company, including each non-audit service provided to the Company and consistent with applicable requirements of the Public Accounting Oversight Board regarding the Company’s accountant’s communication with the Committee concerning independence.

The independent public accountant shall submit to the Committee annually a formal written statement of the aggregate fees billed for each of the last two fiscal years in each of the following categories: (i) professional services rendered by the independent public accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) assurance and related services by the independent public accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements; (iii) professional services rendered by the independent public accountant for tax compliance, tax advice, and tax planning; and (iv) products and services provided by the independent public accountant, other than services described in clauses (i), (ii), and (iii). The written statement shall describe the nature of the services comprising the fees disclosed under clauses (ii), (iii) and (iv).

Committee Duties and Responsibilities

In fulfilling its responsibilities, the Committee believes that its functions and procedures should remain flexible in order to address changing conditions most effectively. To carry out its purposes and to implement the policy of the Committee, the Committee shall have the following responsibilities, duties and powers:

1.           With respect to independent public accountant,

(a)           Decide whether to appoint, retain or terminate the Company’s independent public accountant, including sole authority to approve all audit engagement fees and terms, including scope, extent and procedures of the audit and the compensation to be paid for the audit, and to pre-approve all audit and non-audit services to be provided by the independent public accountant and to consider whether the outside auditors’ provision of non-audit services to the Company is compatible with maintaining the independence of the outside auditors. The Committee shall monitor and evaluate the auditors’ qualifications, performance and independence on an ongoing basis, and shall be directly responsible for overseeing the work of the independent public accountant (including resolving disagreements between management and the auditor regarding financial reporting). In conducting such evaluations, the Committee shall:

•
Evaluate the qualifications, performance, and independence of the independent public accountant and the lead audit partner and, if so determined by the Committee, recommend that the Board replace the independent public accountant or the lead partner;

•	Review the opinions of management and the Company’s internal auditors in assessing the independent public accountant’s qualifications, performance and independence;

•
Discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, which rotation must occur not less than once every five years, and consider whether there should be a regular rotation of the audit firm itself; and

•
Ensure that the independent public accountant prepares and delivers annually the Auditor’s Statement (it being understood that the independent public accountant is responsible for the accuracy and completeness of the statement), review such statement, discuss with the independent public accountant any relationships or services disclosed (such as the provision of non-audit related services) in the statement that may impact the quality of the audit services or the objectivity and independence of the Company’s independent public accountant, and ensure that the statement delineates all relationships between the auditors and the Company and any other items that may be required by the matters set forth in the applicable requirements of the Public Company Accounting Oversight Board;

(b)           Review, upon completion of the audit, the financial statements to be included in the Company’s Annual Report on Form 10-K;

(c)           Confer with the independent public accountant and senior management of the Company regarding the scope, adequacy and effectiveness of internal accounting and financial reporting controls;

(d)           Discuss with the independent public accountant the results of the annual audit, including the auditors’ assessment of the appropriateness of the analysis of significant accounting matters, the reasonableness of significant judgments, the nature of significant risks and exposures, the adequacy of the disclosures in the financial statements, and any other matters required to be communicated to the Committee by the independent public accountant under generally accepted accounting standards; and

(e)           Obtain from the independent public accountant in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices to be used, and any material written communications between the independent public accountant and management, such as any “management” letter or schedule of unadjusted differences.

2.           With respect to the internal accounting department,

(a)           Evaluate the cooperation received by the independent public accountant during their audit examination, including any restrictions on the scope of their activities or access to required records, data and information;

(b)           As necessary, review the appointment or replacement of the chief accounting officer; and

(c)           Advise the director of internal audit that he or she is expected to provide the Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department relating to internal controls over financial reporting and management’s responses thereto.

3.           With respect to financial reporting principles and polices and internal controls and procedures,

(a)           Consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Committee by the independent public accountant required by or referred to in the Public Company Accounting Oversight Board’s interim standard AU 380, Communication with Audit Committees, as it may be modified or supplemented, including reports and communications related to:

•	deficiencies noted in the audit in the design or operation of internal controls;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the independent public accountant’s responsibility under generally accepted auditing standards;

•	any restriction on audit scope;

•	significant accounting policies;

•	significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

•	management judgments and accounting estimates;

•	any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

•	the responsibility of the independent public accountant for other information in documents containing audited financial statements;

•	disagreements with management;

•	consultation by management with other accountants;

•	major issues discussed with management prior to retention of the independent public accountant;

•	difficulties encountered with management in performing the audit;

•	the independent public accountant’s judgments about the quality of the entity’s accounting principles; and

•	reviews of interim financial information conducted by the independent public accountant.

(b)           Confer with the independent public accountant, the internal audit team and senior management in separate executive sessions to discuss any matters that the Committee, the independent public accountant, the internal audit team or senior management believe should be discussed privately with the Committee;

(c)           Review with the Company’s general counsel any significant legal, compliance or regulatory matters that could have a material impact on the Company’s financial statements or the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

(d)           Review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

(e)           Investigate any matter brought to the attention of the Committee within the scope of its duties, with the power to retain outside counsel and a separate accounting firm for this purpose if, in the judgment of the Committee, such investigation or retention is necessary or appropriate;

(f)           Discuss the types of financial information and earnings guidance, and the types of presentations made, to analysts and rating agencies;

(g)           Review hiring policies for employees and former employees of the independent public accountant. These policies shall provide that no former employee of the independent public accountant may become the chief executive officer, chief financial officer, director of internal audit, chief accounting officer or controller (or serve in a similar capacity) if such person participated in any capacity in the Company’s audit within the one-year period preceding the date of the initiation of the audit;

(h)           Review the appointment and replacement of the director of internal audit who shall report to the Committee;

(i)           Approve the compensation for the director of internal audit;

(j)           Discuss with the independent public accountant and the director of internal audit responsibilities, budget and staffing and any recommendations regarding the internal audit;

(k)           Review the internal audit review committee minutes prepared by the internal auditing department and management’s responses;

(l)           Discuss earnings press releases;

(m)           Discuss the Company’s major financial risk exposures, the steps the Company has taken to monitor and control such exposures, and the Company’s financial risk assessment and risk management policies; and

(n)           Discuss the Company’s tax strategies and tax exposures.

4.           With respect to reporting and recommendations,

(a)           Review management’s report of the Committee and any other disclosures required by the rules of the SEC to be included in the Company’s annual proxy statement and recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K;

(b)           Review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval;

(c)           Review with the Board an annual performance evaluation of the Committee, prepared with Committee oversight, which evaluation must compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall be conducted in such a manner as the Committee deems appropriate. Any member of the Committee may present the evaluation to the Board either orally or in writing;

(d)           Report to the Board of Directors on a regular basis and from time to time or whenever it shall be called upon to do so, and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

(e)           Consider any reports submitted by the independent public accountant required by any applicable law or regulation;

(f)           Meet with management, the independent public accountant and the chief financial officer, the chief accounting officer and director of internal audit to discuss:  the scope of the annual audit, the audited financial statements and quarterly financial statements including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent public accountant, relating to the Company’s financial statements; any audit problems or difficulties, including any restrictions on the scope of the independent public accountant’s activities or access to requested information, and any significant disagreements with management; any “management letter” or “internal control” letter issued, or proposed to be issued; any major issues regarding accounting principles and financial statement presentations, including any significant changes to the Company’s auditing and accounting principles, policies, controls, procedures and practices, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and/or the independent public accountant setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

(g)           Inquire of the Company’s chief executive officer, chief financial officer and chief accounting officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

(h)           Obtain from the independent public accountant assurance that the audit was conducted in accordance with Section 10A of the Securities Exchange Act of 1934, as amended.

5.           Review and approve a Code of Business Conduct and Ethics with respect to the business conduct, ethics, and related party transactions (the “Code of Conduct”),

(a)           Periodically review the Code of Conduct applicable to the Company’s Directors, officers and employees;

(b)           Review all requests for waivers of the Code of Conduct involving Directors, members of the executive staff, and senior financial advisors;

(c)           Review with Company personnel the Company’s programs designed to ensure compliance with the Company’s Code of Conduct; and

(d)           Review potential conflict of interest situations and related party transactions in accordance with the Company’s Related-Person Transactions Policy and approve all transactions required to be disclosed under Item 404 of SEC Regulation S-K.

6.           With respect to the Company’s executive officer in charge of risk management,

(a)           Discuss the Company's major risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies, including whether:

•	the risk appetite implicit in the Company’s business model, strategy and execution is appropriate;

•	the expected risks are commensurate with the expected rewards;

•	management has effectively implemented a system to manage, monitor, and mitigate risk, and that system is appropriate given the Company’s business strategy;

•	the Company’s risk management system informs the Board of the major risks facing the Company;

•	an appropriate culture of risk-awareness exists throughout the Company; and

•	there is recognition that management of risk is essential to the successful execution of the Company’s strategy.

(b)           Promptly report to the Board regarding changes in the Company’s risk profile and report other risk management issues to the Board as the Committee deems necessary.

7.           Perform such other functions as assigned by the Board and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. Except as expressly provided in this Charter or the by-laws of the Company, or as otherwise provided by law or the requirements of NASDAQ, the Committee shall fix its own rules of procedure. The Committee may form and delegate authority to a subcommittee or any member of the Committee when appropriate. Without limiting the generality of the foregoing, the Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent public accountant, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.